The Interpublic Group

3rd Quarter
Conference Call Notes

November 11, 2003

Conference Call Agenda

I. Third Quarter Highlights

II. Operating Performance

III. Balance Sheet Management

IV. Outlook

V. Questions and Answers

Third Quarter Highlights

Balance Sheet Management

- Sale of NFO WorldGroup Completed
- Prepayment of high cost term loans
- Net Debt at $1.8 bn, lower by $438 million from 3Q:02
- Universal shelf registration of $1.8 bn filed

Issues Being Addressed

- A non-cash goodwill impairment charge of $221.0 million at Octagon Worldwide
- A charge of $127.6 million to be paid principally in Interpublic stock in connection with certain pending legal matters
- Cost reduction program being implemented and expanded
  - Program expanded not to exceed $250 million – targeted to be recorded fully by first half of 2004

Operating Performance

The Interpublic Group of Companies

Third Quarter 2003

- **Reported Revenue Up 2.3%**
  - Constant Currency Revenue Down 2.4%
  - Organic Revenue Down 1.7%
- **Staff cost and O & G decreasing on revenue increase**
  - Salary and Related Down 0.3%; on a constant currency basis down 4.8%
  - Office and General Down 2.4%; on a constant currency basis down 7.9%
- **Restructuring Program Charges and Impairment of $279.8MM Incurred**
  - Charges relating to the Company's previously announced restructuring program were $57.1MM, of which $9.1MM are included in office and general expenses
  - Long-Lived Asset Impairment Expense: $222.7MM
- **Net Loss Per Share: $(0.85)**
  - EPS from Continuing Operations $(1.08)
  - EPS from Discontinued Operations $0.23

Summary
Third Quarter 2003

($ Millions, except per share data)

	Q3 '03	Q3 '02	% Change
Revenue	$ 1,418.9	$ 1,386.8	2.3%
Operating Costs*	1,319.3	1,334.3	(1.1)%
Restructuring Charges	48.0	12.1	296.7%
Long-Lived Asset Impairment	222.7	118.7	87.6%
Operating Income	(171.1)	(78.3)	118.5%
Margin %	*-12.1%*	*-5.6%*	
Other Income/(Expense)	(214.9)	(33.0)	551.2%
Taxes	19.5	(23.0)	(184.8)%
Net Equity Interests	(10.7)	(8.1)	32.1%
Loss from Continuing Operations	(416.2)	(96.4)	331.7%
Income from Discontinued Operations	-	6.8	(100.0)%
Gain on Disposal of Discontinued Operations	89.1	-	N/A
Net Loss	$ (327.1)	$ (89.6)	265.1%
Diluted EPS			
Continuing Operations	$ (1.08)	$ (0.26)	315.4%
Discontinued Operations	$ 0.23	$ 0.02	1050.0%
Total	$ (0.85)	$ (0.24)	254.2%

* Includes Depreciation and Amortization:	$ 70.1	$ 73.7

Summary YTD 2003

($ Millions, except per share data)

	YTD '03	YTD '02	% Change
Revenue	$ 4,234.0	$4,196.2	0.9%
Operating Costs*	3,945.2	3,809.0	3.6%
Restructuring Charges	142.4	12.1	1076.9%
Long-Lived Asset Impairment	244.8	118.7	106.2%
Operating Income	(98.4)	256.4	(138.4)%
Margin %	-2.3%	6.1%	
Other Income/(Expense)	(294.1)	(99.5)	195.6%
Taxes	36.3	79.6	(54.4)%
Net Equity Interests	(21.6)	(19.0)	13.7%
Income (Loss) from Continuing Operations	(450.4)	58.3	(872.6)%
Income from Discontinued Operations	12.1	20.9	(42.1)%
Gain on Disposal of Discontinued Operations	89.1	-	N/A
Net Income (Loss)	$ (349.2)	$ 79.2	(540.9)%
Diluted EPS			
Continuing Operations	$ (1.17)	$ 0.15	(880.0)%
Discontinued Operations	$ 0.26	$ 0.05	420.0%
Total	$ (0.91)	$ 0.21 **	(533.3)%

* Includes Depreciation and Amortization:	$ 204.2	$ 209.6

** Does not foot due to rounding

Components of Revenue Change
Third Quarter 2003

	Variance %
Effects of:	
Organic	(1.7%)
Currency Translation	4.7%
Acquisitions/Dispositions	(0.7%)
2003 Reported Revenue Change	2.3%

Components of Revenue Change YTD 2003

	Variance %
Effects of:	
Organic	(3.2%)
Currency Translation	4.3%
Acquisitions/Dispositions	(0.2%)
2003 Reported Revenue Change	0.9%

Analysis of Change
Second Quarter 2003

($ Millions)

	2002 Results	Currency	Acquisitions /Dispositions	LT Asset Impairment	Restructuring Charges	Organic	2003 Results
Revenue	$ 1,490.4	$ 65.7	$ (10.5)	$ -	$ -	$ (46.2)	$ 1,499.4
Operating Expenses	1,277.7	56.7	(8.3)	11.0	94.4	16.0	1,447.5
Operating Income	212.7	9.0	(2.2)	(11.0)	(94.4)	(62.2)	51.9
Operating Margin Change		(0.1%)	0.0%	(0.7%)	(6.1%)	(3.9%)	
Operating Margin	14.3%	14.2%	14.2%	13.5%	7.4%	3.5%	3.5%

Organic Performance Analysis
Second Quarter 2003

($ Millions)

	Q2 2003
Revenue	$ (46.2)
Severance	(9.6)
Financing Costs	(7.4)
Professional Fees	(13.3)
Other Operating Expenses	14.3
Operating Income	$ (62.2)

Components of Revenue Change YTD 2003

	Variance %
Effects of:	
Organic	(3.8)%
Currency Translation	4.2%
Acquisitions/Dispositions	(0.2%)
2003 Reported Revenue Change	0.2%

Components of Net Income Change YTD 2003

($ Millions)

YTD 2002 Income from Continuing Operations		**$**	**154.7**
Increase	in Revenue (includes currency translation effect of $122.2)		5.7
Increase	in Operating Costs (includes currency translation effect of $116.3)		(151.2)
Increase	in Long-Lived Asset Impairment		(22.1)
Increase	in Restructuring Charges		(94.4)
Decrease	in Non-Operating Items (primarily taxes)		73.1
Increase	in Equity Earnings and Minority Interests		-
YTD 2003 Loss from Continuing Operations		**$**	(34.2)

Analysis of Change
YTD 2003

($ Millions)

	2002 Results	Currency	Acquisitions /Dispositions	LT Asset Impairment	Restructuring Charges	Organic	2003 Results
Revenue	$ 2,809.4	$ 122.2	$ (6.0)	$ -	$ -	$ (110.5)	$ 2,815.1
Operating Expenses	2,474.7	116.3	(8.5)	22.1	94.4	43.4	2,742.4
Operating Income	334.7	5.9	2.5	(22.1)	(94.4)	(153.9)	72.7
Operating Margin Change		(0.3%)	0.1%	(0.7%)	(3.3%)	(5.1%)	
Operating Margin	11.9%	11.6%	11.7%	11.0%	7.7%	2.6%	2.6%

Organic Performance Analysis YTD 2003

($ Millions)

	YTD 2003
Revenue	$ (110.5)
Severance	(23.1)
Financing Costs	(15.4)
Professional Fees	(19.4)
Other Operating Expenses	14.5
Operating Income	$ (153.9)

Motorsports

($ Millions)

	Q2 '03		Q2 '02		YTD '03		YTD '02	
Revenue	$	17.5	$	31.3	$	27.4	$	47.2
Operating Costs		27.5		45.7		47.8		61.0
Operating Loss before Impairment		(10.0)		(14.4)		(20.4)		(13.8)
Long-Lived Asset Impairment		(11.0)		-		(22.1)		-
Operating Loss	$	(21.0)	$	(14.4)	$	(42.5)	$	(13.8)

Restructuring Charges
Second Quarter 2003

($ Millions)

	Total		Cash Paid Through June 30, 2003		Future Cash		Non-Cash	
Severance	$	66.0	$	12.2	$	52.8	$	1.0
Facilities Costs		28.4		0.3		23.3		4.8
Total Restructuring Charges	$	94.4	$	12.5	$	76.1	$	5.8

Cautionary Statement

This document contains forward-looking statements. Interpublic's representatives may also make forward-looking statements orally from time to time. Statements in this document that are not historical facts, including statements about Interpublic's beliefs and expectations, particularly regarding recent business and economic trends, the impact of litigation, dispositions, impairment charges, the integration of acquisitions and restructuring costs, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in this section. Forward-looking statements speak only as of the date they are made, and Interpublic undertakes no obligation to update publicly any of them in light of new information or future events.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, those associated with the effects of global, national and regional economic and political conditions, Interpublic's ability to attract new clients and retain existing clients, the financial success of Interpublic's clients, developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world and the successful completion and integration of acquisitions which complement and expand Interpublic's business capabilities.

Interpublic's liquidity could be adversely affected if Interpublic is unable to access capital or to raise proceeds from asset sales. In addition, Interpublic could be adversely affected by developments in connection with the purported class actions and derivative suits that it is defending or the SEC investigation relating to the restatement of its financial statements. Its financial condition and future results of operations could also be adversely affected if Interpublic recognizes additional impairment charges due to future events or in the event of other adverse accounting-related developments.

At any given time, Interpublic may be engaged in a number of preliminary discussions that may result in one or more acquisitions or dispositions. These opportunities require confidentiality and from time to time give rise to bidding scenarios that require quick responses by Interpublic. Although there is uncertainty that any of these discussions will result in definitive agreements or the completion of any transactions, the announcement of any of these transactions may lead to increased volatility in the trading price of Interpublic's securities.

The success of recent or contemplated future acquisitions will depend on the effective integration of newly-acquired businesses into Interpublic's current operations. Important factors for integration include realization of anticipated synergies and cost savings and the ability to retain and attract new personnel and clients.

In addition, Interpublic's representatives may from time to time refer to "pro forma" financial information, including information before taking into account specified items. Because "pro forma" financial information by its very nature departs from traditional accounting conventions, this information should not be viewed as a substitute for the information prepared by Interpublic in accordance with GAAP, including the balance sheets and statements of income and cash flow contained in Interpublic's quarterly and annual reports filed with the SEC on Forms 10-Q and 10-K. Investors should evaluate any statements made by Interpublic in light of these important factors.

Debt as % of Capital: Current (1)



($MM)
Total Debt
Debt as % of Capital
(%)
3,200
3,100
3,000
2,900
2,800
2,700
2,600
2,500
2,400
0.66
0.64
0.62
0.60
0.58
0.56
0.54
0.52
0.50
64.1%
61.3%
60.2%
57.6%
58.4%
55.7%
55.6%
55.0%
Sep-01
Dec-01
Mar-02
Jun-02
Sep-02
Dec-02
Mar-03
Jun-03

	Sep-01	Dec-01	Mar-02	Jun-02	Sep-02	Dec-02	Mar-03	Jun-03
Total Debt	$3,098	$2,909	$2,867	$2,950	$2,876	$2,638	$2,698(1)	$2,717
Cash	685	935	575	537	615	933	606(1)	700

* NOTE:

(1) Actual reported March 31, 2003 includes proceeds of $778.0 from the sale of the 4.5% Notes, as well as $582.5 of Zero-Coupon Notes, which were tendered by April 4th. Adjusted March 31, 2003 excludes the $582.5 of Zero-Coupon Notes which were settled in April. Management believes that showing the adjusted Debt and Debt as a % of Capital excluding these notes is relevant when comparing the periods.

Debt as % of Capitalization: Adjusted (2)


($MM)
Total Debt
Debt as % of Capital
(%)
3,500
3,000
2,500
2,000
1,500
1,000
500
0
0.66
0.64
0.62
0.60
0.58
0.56
0.54
0.52
0.50
0.48
64.1%
61.3%
60.2%
57.6%
58.4%
55.7%
55.6%
53.6%
Sep-01 Dec-01 Mar-02 Jun-02 Sep-02 Dec-02 Mar-03 Jun-03

	Sep-01	Dec-01	Mar-02	Jun-02	Sep-02	Dec-02	Mar-03	Jun-03
Total Debt	$3,098	$2,909	$2,867	$2,950	$2,876	$2,638	$2,698(1)	$2,574(2)
Cash	685	935	575	537	615	933	606(1)	529(2)

*NOTE:

(1) Actual reported March 31, 2003 includes proceeds of $778.0 from the sale of the 4.5% Notes, as well as $582.5 of Zero-Coupon Notes, which were tendered by April 4th. Adjusted March 31, 2003 excludes the $582.5 of Zero-Coupon Notes which were settled in April. Management believes that showing the adjusted Debt and Debt as a % of Capital excluding these notes is relevant when comparing the periods.

(2) Actual Reported June 30, 2003 does not include the $142.5 redemption of term loans on August 8, 2003. In addition to the principal amount paid, the Company paid a prepayment penalty of $24.5.

Improved Debt Maturity Schedule


Total Debt = $2.7Bn
($MM)
1,600
1,400
1,200
1,000
800
600
400
200
0
$101.6
$271.3
$584.1
$363.0
$1,396.5
2003
2004
2005
2006
2007+
1.87% Convertible
4.50% Convertible
7.25% Senior Notes
Term Loans
1.80% Convertible
7.88% Senior Notes
5-year Revolving Facility
Other

Improved Debt Maturity Schedule: Adjusted (1)

Total Debt = $2.6Bn(1)



($MM)
1,400
1,200
1,000
800
600
400
200
0
$101.6
$240.0
$577.9
$333
$1,321.5
2003
2004
2005
2006
2007+
1.87% Convertible
1.80% Convertible
4.50% Convertible
7.88% Senior Notes
7.25% Senior Notes
5-year Revolving Facility
Term Loans
Other

(1) Adjusted for the redemption of $142.5 term loans on August 8, 2003

Strong Liquidity Position

($ Millions)

	As of June 30, 2003					
	Total Amount of Facility		Outstanding		Available	
Committed Facilities:						
364 Day Revolving Credit Facility	$	500.0	$	166.4 [1]	$	333.6
5 Year Revolving Credit Facility	$	375.0	$	57.6	$	317.4
Other Committed Credit Facilities	$	50.8	$	0.0	$	50.8
Total Committed Facilities	$	925.8	$	224.0	$	701.8
Uncommitted Facilities [2]	$	795.4	$	81.5	$	- [2]
Total Credit Facilities	$	1,721.2	$	305.5	$	701.8
Cash and Cash Equivalents					$	700.1
Total Liquidity Available					$	1,401.9

*NOTE:

(1) Comprised of Letters of Credit issued under the facility's Letter of Credit sub-facility. Not considered debt for GAAP reporting.

(2) Domestic and international uncommitted facilites. These amounts are excluded for the purposes of analysis.

Declining Acquisition Activity Has Reduced Deferred Payment Obligations


Cash
Stock
($MM)
350
300
250
200
150
100
50
0
63.2
158.1
46.0
227.1
83.2
240.0
47.2
162.7
13.7
83.9
2000
2001
2002
2003
2004

Cautionary Statement

This document contains forward-looking statements. Interpublic's representatives may also make forward-looking statements orally from time to time. Statements in this document that are not historical facts, including statements about Interpublic's beliefs and expectations, particularly regarding recent business and economic trends, and gains expected from the NFO transaction, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and therefore undue reliance should not be placed on them. Forward-looking statements speak only as of the date they are made, and Interpublic undertakes no obligation to update publicly any of them in light of new information or future events.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, those associated with the effects of global, national and regional economic and political conditions, Interpublic's ability to attract new clients and retain existing clients, the financial success of Interpublic's clients, developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world and the successful completion and integration of acquisitions which complement and expand Interpublic's business capabilities. Interpublic's liquidity could be adversely affected if Interpublic is unable to access capital or to raise proceeds from asset sales. In addition, Interpublic could be adversely affected by developments in connection with the purported class actions and derivative suits that it is defending or the SEC investigation relating to the restatement of its financial statements. Its financial condition and future results of operations could also be adversely affected if Interpublic recognizes additional impairment charges due to future events or in the event of other adverse accounting-related developments.

In addition, Interpublic's representatives may from time to time refer to "pro forma" financial information, including information before taking into account specified items. Because "pro forma" financial information by its very nature departs from traditional accounting conventions, this information should not be viewed as a substitute for the information prepared by Interpublic in accordance with GAAP, including the balance sheets and statements of income and cash flow contained in Interpublic's quarterly and annual reports filed with the SEC on Forms 10-Q and 10-K. Investors should evaluate any statements made by Interpublic in light of these important factors.

Appendices

The Interpublic Group of Companies